UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 17, 2017

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

VORNADO REALTY L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement

On July 17, 2017, Vornado Realty Trust (“Vornado”) and Vornado Realty L.P. (“VRLP”) entered into Amendment No. 1 to the Master Transaction Agreement (the “MTA Amendment”), by and among Vornado, VRLP, JBG Properties, Inc., JBG/Operating Partners, L.P., certain affiliates of JBG Properties, Inc., JBG SMITH (“JBGS”) and JBG SMITH Properties LP (“JBGSLP”).  The MTA Amendment amended the Master Transaction Agreement (the “MTA”), dated as of October 31, 2016, by and among Vornado, VRLP, JBG Properties, Inc., JBG/Operating Partners, L.P., certain affiliates of JBG Properties, Inc., JBGS and JBGSLP.  The MTA Amendment provided for, among other things, certain valuation adjustments to the relative equity values, a change in the closing date, the assumption by JBGS of certain severance costs related to the termination of Vornado employees in connection with the Separation (as defined below) and the Combination (as defined below) and a change so that expenses incurred in connection with obtaining required consents (other than those incurred by a lender or other third party) will be borne by JBGS.  The MTA and the MTA Amendment are filed as Exhibits 2.1 and 2.2, respectively, to this Form 8-K and are incorporated by reference herein.

Item 2.01                                           Completion of Acquisition or Disposition of Assets

On July 17, 2017, Vornado and VRLP entered into a Separation and Distribution agreement (the “Separation Agreement”) with JBGS and JBGSLP, pursuant to which Vornado and VRLP agreed to transfer certain of the assets and liabilities of Vornado’s Washington, DC segment (the “Vornado Included Assets”) to JBGS, Vornado agreed to distribute 100% of the outstanding common shares of beneficial interest, par value $0.01 per share, of JBGS to the holders of Vornado common shares and VRLP agreed to distribute 100% of the common limited partnership units of JBGSLP to the holders of VRLP common limited partnership units (the “Separation”).

On July 17, 2017, pursuant to the Separation Agreement, Vornado completed the Separation through a tax-free distribution to its holders of common shares (the “Distribution”).  The Distribution took the form of a distribution by Vornado of one common share of JBGS for every two common shares of Vornado held of record as of the close of business on July 7, 2017 (the “Record Date”).

On July 17, 2017, prior to the Distribution, VRLP distributed to holders of its common limited partnership units, including Vornado, all of the outstanding common limited partnership units of JBGSLP in the form of a distribution of one common limited partnership unit of JBGSLP for every two common limited partnership units of VRLP held of record as of the close of business on the Record Date.  Following such distribution by VRLP and prior to the Distribution, Vornado contributed to JBGS all of the common limited partnership units of JBGSLP it received in the distribution by VRLP in exchange for JBGS common shares.

The Separation Agreement identified the assets to be transferred, the liabilities to be assumed and the contracts to be assigned to and by each of JBGS and Vornado as part of the Separation, and it provides for when and how these transfers, assumptions and assignments occurred.  The Separation Agreement also governs the rights and obligations of the parties regarding the distributions following the completion of the Separation.  This description is qualified in its entirety by reference to the Separation Agreement, which is filed as Exhibit 2.3 to this Form 8-K and is incorporated by reference herein.

On July 18, 2017, pursuant to the MTA (as amended by the MTA Amendment), JBGS was combined (the “Combination”) with the management business and certain Washington, DC metropolitan area assets of JBG.  The MTA and the MTA Amendment are filed as Exhibits 2.1 and 2.2, respectively, to this Form 8-K and are incorporated by reference herein.

Subsequent to the Distribution, Vornado and VRLP will no longer consolidate the financial results of the Vornado Included Assets for the purpose of their own financial reporting.  After the date of the Distribution, the historical financial results of the Vornado Included Assets will be reflected in the consolidated financial statements of Vornado and VRLP as discontinued operations for all periods presented through the Distribution date, beginning with the financial statements to be filed for the quarter ending September 30, 2017.

Filed as Exhibit 99.1 to this Form 8-K are the unaudited pro forma consolidated balance sheets of Vornado and VRLP, dated as of March 31, 2017, and the unaudited pro forma consolidated statements of income of Vornado and VRLP for the three months ended March 31, 2017 and 2016 and for the years ended December 31, 2016, 2015 and 2014, in each case giving effect to the Distribution.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Stephen W. Theriot

As previously disclosed, Stephen W. Theriot, previously the Chief Financial Officer of Vornado, was appointed Chief Financial Officer of JBGS effective as of February 15, 2017.  On July 17, 2017, JBGS and Mr. Theriot entered into an employment agreement (the “Employment Agreement”) which provides for Mr. Theriot’s employment to commence on the consummation of the Combination (the “Effective Date”) and which supersedes and terminates Mr. Theriot’s prior employment agreement with Vornado. The initial term of the Employment Agreement extends for three years following the Effective Date, with automatic one-year renewals thereafter unless either party provides the other party at least 180 days’ prior notice of nonrenewal.

The Employment Agreement provides that Mr. Theriot will be entitled to an annual base salary of $550,000 and a target annual bonus opportunity of 100% of annual base salary. Additionally, Mr. Theriot will be entitled to participate in the 401(k) and welfare and benefit plans that are generally offered to JBGS senior-level executives or employees.

On or as soon as reasonably practicable following the Effective Date, JBGS will grant Mr. Theriot a number of equity awards under its 2017 Omnibus Share Plan equal to $1,000,000, divided by the volume-weighted average price of JBGS common shares on the New York Stock Exchange (“NYSE”) for the 10 trading days immediately preceding the grant date, comprised of 50% long-term incentive partnership units (“2017 LTIP Units”) and 50% outperformance plan units (assuming the achievement of target-level performance) (“2017 OPP Units”).  The 2017 LTIP Units will vest ratably over four years, and 2017 OPP Units will vest 50% on each of the third and fourth anniversaries of the Effective Date (if earned), in each case subject to continued employment.  In addition, on or as soon as reasonably practicable after the Effective Date, Mr. Theriot will receive an award (“Formation Units”) in the form of profits interests that provide for a share of appreciation above the fair market value on the grant date, with a number of units equal to $4,000,000 divided by the volume-weighted average price of a JBGS common share on the NYSE on the grant date.  The Formation Units will vest 25% on each of the third and fourth anniversaries, and 50% on the fifth anniversary of the Effective Date, subject to continued employment.

The Employment Agreement provides for certain benefits in the event of termination without “cause” or resignation for “good reason” (each, a “covered termination”), including enhanced benefits upon a covered termination that occurs following the execution of a definitive agreement the consummation of which would result in, or within two years following, a change in control of JBGS.

Mr. Theriot is subject to a perpetual non-disclosure covenant, a non-competition covenant through the later of the third anniversary of the Effective Date and the first anniversary of the date Mr. Theriot’s employment terminates for any reason, and a non-solicitation of employees and consultants covenant through the later of the third anniversary of the Effective Date and the second anniversary of the date Mr. Theriot’s employment terminates for any reason.

If any payments to Mr. Theriot would constitute “parachute payments” within the meaning of Section 280G of the Code, and would cause Mr. Theriot to become subject to the excise tax imposed under section 4999 of the Code, then such payments will be reduced to the amount that would not cause him to be subject to the excise tax if such a reduction would put him in a better after-tax position than if he were to pay the excise tax.

The foregoing summary is qualified in its entirety by reference to the Employment Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Adjustment of Vornado Outperformance Plan Awards for the Separation

Upon the consummation of the Combination, awards under Vornado’s outperformance plans (which we refer to as the “OPP awards”), including those held by Mr. Theriot and Vornado officers and employees, will be proportionately adjusted in accordance with their terms to maintain the grantee’s rights, so that OPP award performance is measured based on the aggregate value of Vornado and JBG SMITH common shares on the NYSE and service with JBG SMITH or one of its affiliates will be treated as continued service with Vornado or one of its affiliates.

Item 9.01                                           Financial Statements and Exhibits

(b)    Pro forma Financial Information.

The unaudited pro forma consolidated balance sheets of Vornado Realty Trust and Vornado Realty L.P., dated as of March 31, 2017, and the unaudited pro forma consolidated statements of income of Vornado Realty Trust and Vornado Realty L.P. for the three months ended March 31, 2017 and 2016 and for the years ended December 31, 2016, 2015 and 2014 are filed as Exhibit 99.1 to this Current Report on Form 8-K.

(d)    Exhibits.

2.1                               Master Transaction Agreement, dated as of October 31, 2016, by and among Vornado Realty Trust, Vornado Realty L.P., JBG Properties, Inc., JBG/Operating Partners, L.P., certain affiliates of JBG Properties Inc. set forth on Schedule A thereto, JBG SMITH Properties and JBG SMITH Properties LP — Incorporated by reference to Exhibit 2.1 to Vornado’s Annual Report on Form 10-K for the year ended December 31, 2016 (File No. 001-11954), filed on February 13, 2017.

2.2                               Amendment No. 1 to Master Transaction Agreement, dated as of July 17, 2017, by and among Vornado Realty Trust, Vornado Realty L.P., JBG Properties, Inc., JBG/Operating Partners, L.P., certain affiliates of JBG Properties Inc. set forth on Schedule A of the Master Transaction Agreement dated as of October 31, 2016, JBG SMITH Properties and JBG SMITH Properties LP.

2.3                               Separation and Distribution Agreement, dated as of July 17, 2017, by and among Vornado Realty Trust, Vornado Realty L.P., JBG SMITH Properties and JBG SMITH Properties LP.

10.1                        Employment Agreement, dated as of July 17, 2017, between JBG SMITH Properties and Stephen W. Theriot.

99.1                        Unaudited pro forma consolidated balance sheets of Vornado Realty Trust and Vornado Realty L.P., dated as of March 31, 2017, and the unaudited pro forma consolidated statements of income of Vornado Realty Trust and Vornado Realty L.P. for the three months ended March 31, 2017 and 2016 and for the years ended December 31, 2016, 2015 and 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Chief Accounting Officer (duly authorized officer and principal accounting officer)

Date: July 21, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Chief Accounting Officer of Vornado Realty Trust, sole General Partner of Vornado Realty L.P. (duly authorized officer and principal accounting officer)

Date: July 21, 2017

EXHIBIT INDEX

2.1

Master Transaction Agreement, dated as of October 31, 2016, by and among Vornado Realty Trust, Vornado Realty L.P., JBG Properties, Inc., JBG/Operating Partners, L.P., certain affiliates of JBG Properties Inc. set forth on Schedule A thereto, JBG SMITH Properties and JBG SMITH Properties LP — Incorporated by reference to Exhibit 2.1 to Vornado’s Annual Report on Form 10-K for the year ended December 31, 2016 (File No. 001-11954), filed on February 13, 2017.

2.2

Amendment No. 1 to Master Transaction Agreement, dated as of July 17, 2017, by and among Vornado Realty Trust, Vornado Realty L.P., JBG Properties, Inc., JBG/Operating Partners, L.P., certain affiliates of JBG Properties Inc. set forth on Schedule A of the Master Transaction Agreement dated as of October 31, 2016, JBG SMITH Properties and JBG SMITH Properties LP.

2.3	Separation and Distribution Agreement, dated as of July 17, 2017, by and among Vornado Realty Trust, Vornado Realty L.P., JBG SMITH Properties and JBG SMITH Properties LP.

10.1	Employment Agreement, dated as of July 17, 2017, between JBG SMITH Properties and Stephen W. Theriot.

99.1

Unaudited pro forma consolidated balance sheets of Vornado Realty Trust and Vornado Realty L.P., dated as of March 31, 2017, and the unaudited pro forma consolidated statements of income of Vornado Realty Trust and Vornado Realty L.P. for the three months ended March 31, 2017 and 2016 and for the years ended December 31, 2016, 2015 and 2014.